UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021 (February 2, 2021)

AMCI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Ligonier Street, Suite 370
Latrobe, Pennsylvania 15650
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (724) 672-4319

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC

Warrants to purchase one share of Common Stock	AMCIW	The Nasdaq Stock Market LLC

Units, each consisting of one share of Common Stock and one Warrant	AMCIU	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 2, 2021, AMCI Acquisition Corp., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”), at which the stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus/consent solicitation filed pursuant to Rule 424(b)(3) (File No. 333-250946) by the Company with the Securities and Exchange Commission (the “SEC”) on January 20, 2021 (the “Prospectus”).

On January 8, 2021, the record date for the Special Meeting, there were 14,574,155 shares of common stock outstanding, of which 9,061,136 were shares of Class A common stock and 5,513,019 were shares of Class B common stock.  At the Special Meeting, there were 8,195,177 shares voted by proxy or in person, and each of the proposals was approved by the Company’s stockholders. 1,606 shares of Class A common stock were presented for redemption in connection Business Combination (as defined below).

The approval of the Business Combination Proposal (as defined and described below) and the Charter Amendment Proposals (as defined and described below) required the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock as of the record date for the Special Meeting. The approval of the Nasdaq Proposal (as defined and described below) and the Incentive Plan Proposal (as defined and described below) each required the affirmative vote of the holders of a majority of the shares of the Company’s common stock cast by the stockholders represented in person or by proxy and entitled to vote thereon at the Special Meeting.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposals, the Nasdaq Proposal, and the Incentive Plan Proposal. As there were sufficient votes to approve each such proposal, the Adjournment Proposal was not presented to the Company’s stockholders at the Special Meeting.

The Business Combination Proposal

To approve and adopt the Agreement and Plan of Merger, dated as of October 12, 2020 (as amended on October 19, 2020 and amended again on December 31, 2020, and as it may further be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, AMCI Merger Sub Corp., a newly‐formed Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Sub”), AMCI Sponsor LLC in its capacity as Purchaser Representative thereunder, Advent Technologies Inc., a Delaware corporation (“Advent”), and Vassilios Gregoriou in the capacity as the Seller Representative thereunder and to approve the transactions contemplated thereby, including the merger of Merger Sub with and into Advent, with Advent continuing as the surviving corporation (the “Surviving Subsidiary”) and as a wholly‐owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

For	Against	Abstentions	Broker Non-Votes
8,186,522	8,444	211	0

Charter Amendment Proposals

To approve four (4) separate proposals to adopt and approve the Second Amended and Restated Certificate of Incorporation of the Company, which shall become effective upon the closing of the Business Combination (the “Amended Charter”), a copy of which is attached to the Prospectus, reflecting the following material differences from the Company’s current Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”):

(a)          Provide that the name of the Company shall be changed to “Advent Technologies Holdings, Inc.”

For	Against	Abstentions	Broker Non-Votes
8,189,373	5,410	394	0

(b)          Provide for the size and structure of the board of directors of the Company (the “Board”) immediately after the consummation of the Business Combination (the “Closing”) changing the number of directors to not fewer than seven (7) and not more than nine (9), split into three classes of as even size as practicable, Class I, II, and III, each to serve a term of three (3) years, except for the initial term, for which the Class I directors will be up for reelection at the first annual meeting of stockholders occurring after the Closing, and for which the Class II directors will be up for reelection at the second annual meeting of stockholders occurring after the Closing. Directors will not be able to be removed during their term except for cause. The size of the Board shall be determined by resolution of the Board but will initially be seven (7).

For	Against	Abstentions	Broker Non-Votes
7,476,193	709,038	9,946	0

(c)          Remove and change certain provisions in the Current Charter related to the Company’s status as a special purpose acquisition company.

For	Against	Abstentions	Broker Non-Votes
8,167,021	8,179	19,977	0

(d)          Conditioned upon the approval of Proposals (a) through (c), a proposal to approve the proposed Amended Charter, which includes the approval of all other changes in the proposed Amended Charter in connection with replacing the Current Charter with the proposed Amended Charter as of the effective time of the Merger (the “Effective Time”).

For	Against	Abstentions	Broker Non-Votes
7,511,570	677,594	6,013	0

The Nasdaq Proposal

To approve, for purposes of complying with Nasdaq Listing Rules 5635(a) and (b), the issuance of more than 20% of the issued and outstanding common stock of the Company and the resulting change of control in connection with the Business Combination.

For	Against	Abstentions	Broker Non-Votes
8,172,045	14,895	8,237	0

The Incentive Plan

To approve and adopt the 2021 Equity Incentive Plan of the Company.

For	Against	Abstentions	Broker Non-Votes
8,144,285	35,971	14,921	0

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Prospectus and our Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP.

	By:	/s/ William Hunter
Name: William Hunter
Title: Chief Executive Officer

Dated: February 2, 2021